Ensemble Fund
		Schedule of Investments
		January 31, 2024 (Unaudited)
Shares				Fair Value	% of Net Assets

COMMON STOCKS

Chemicals & Allied Products
190,729	Perimeter Solutions, SA (Luxembourg) *			$ 904,055	1.61%

Electromedical & Electrotherapeutic Apparatus
18,901	Masimo Corporation *			2,437,095	4.33%

Entertainment
184,471	Nintendo Co., Ltd. **			2,562,302	4.55%

Laboratory Analytical Instruments
14,126	Illumina, Inc. *			2,020,159	3.59%

Motor Vehicles & Passenger Car Bodies
6,392	Ferrari N.V. (Italy)			2,211,121	3.93%

Operative Builders
374	NVR, Inc. *			2,646,158	4.70%

Pumps & Pumping Equipment
4,003	IDEX Corp.			846,635	1.50%

Retail - Building Materials, Hardware, Garden Supply
29,995	Fastenal Company			2,046,559	3.64%

Retail - Eating & Drinking Places
1,160	Chipotle Mexican Grill, Inc. *			2,794,173	4.96%

Retail - Lumber & Other Building Materials Dealers
10,413	The Home Depot, Inc.			3,675,372	6.53%

Rubber & Plastics Footwear
14,228	NIKE, Inc. - Class B			1,444,569	2.57%

Semiconductors & Related Devices
14,081	Analog Devices, Inc.			2,708,621	4.81%

Services - Business Services, NEC
16,079	Broadridge Financial Solutions, Inc.			3,283,332
9,348	MasterCard Incorporated - Class A			4,199,402
				7,482,734	13.29%

Services - Computer Programming, Data Processing, Etc.
33,745	Alphabet Inc. - Class A *			4,727,675	8.40%

Services - Engineering, Accounting, Research, Management
17,252	Paychex, Inc.			2,100,086	3.73%

Services - Prepackaged Software
3,923	ServiceNow, Inc. *			3,002,664	5.33%

Services - Video Tape Rental
7,106	Netflix, Inc. *			4,008,566	7.12%

Title Insurance
37,315	First American Financial Corporation			2,251,960	4.00%

Transportation Services
1,185	Booking Holdings Inc. *			4,156,352	7.38%

Trucking (No Local)
8,630	Landstar System, Inc.			1,654,544	2.94%

Total for Common Stocks (Cost - $42,626,439)				55,681,400	98.91%

MONEY MARKET FUNDS
656,302	Fidelity® Investments Money Market - Treasury Only Portfolio -
	Class I 5.21% ***			656,302	1.16%
	(Cost - $656,302)

	Total Investments			56,337,702	100.07%
	(Cost - $43,282,741)

	Liabilities in Excess of Other Assets			(40,187)	-0.07%

	Net Assets			$ 56,297,515	100.00%

* Non-Income Producing Security.
** ADR - American Depositary Receipt.
*** The Yield shown represents the 7-day yield at January 31, 2024.

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at January 31, 2024, was $43,282,741. At January 31, 2024, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments was as follows:

		Unrealized Appreciation		$ 17,279,615
		Unrealized Depreciation		(4,224,654)
		Unrealized Appreciation		$ 13,054,961

2. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks, including ADRs). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Valuation Designee believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Valuation Designee determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the valuation committee, which includes the Valuation Designee, subject to review of the Board and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Valuation Designee would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. The Board maintains responsibilities for the fair value determinations under Rule 2a-5 under the Investment Company Act of 1940 and oversees the Valuation Designee.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of January 31, 2024:

Valuation of Inputs and Assets		Level 1	Level 2	Level 3	Total
Common Stocks		$ 55,681,400	$ -	$ -	$ 55,681,400
Money Market Funds		656,302	-	-	656,302
Total		$ 56,337,702	$ -	$ -	$ 56,337,702

Refer to the Fund's Schedule of Investments for a listing of securities by industry. The Fund did not hold any level 3 assets during the fiscal quarter ended January 31, 2024.